CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Shareholders' equity
Share capital, par value (in dollars per share)	$ 0.01	$ 0.01
Share capital, shares authorized	100,000,000	100,000,000
Share capital, shares issued	33,828,251	32,354,634
Share capital, shares outstanding	33,828,251	32,354,634
Treasury stock, shares	3,777,087	4,365,306